UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2013 (November 18, 2013)

TREDEGAR CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-10258 (Commission File Number)	54-1497771 (I.R.S. Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia (Address of principal executive offices)	23225 (Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

Effective as of November 18, 2013, following the approval of its Board of Directors, Tredegar Corporation (the “Company”) entered into a Second Amended and Restated Rights Agreement (the “2013 Rights Agreement”) with Computershare Trust Company, N.A., as Rights Agent, relating to the Company’s Preferred Stock Purchase Rights (the “Rights”).  The 2013 Rights Agreement supersedes the Amended and Restated Rights Agreement, dated as of June 30, 2009, as amended on October 26, 2009 and August 31, 2011 (the “Prior Rights Agreement”).  All previously issued Rights that are appurtenant to shares of the Company’s Common Stock outstanding as of the effective time of the 2013 Rights Agreement remain outstanding.

The 2013 Rights Agreement includes, among others, the following modifications to the Prior Rights Agreement:

•            Removal of “Continuing Director” Provisions. The 2013 Rights Agreement removes provisions of the Prior Rights Agreement that provided that the Rights could not be redeemed by the Board of Directors after a person or group had become an Acquiring Person (as defined in the Prior Rights Agreement) or following a change in a majority of the directors constituting the Board as a result of a proxy contest (if certain conditions were met), unless a majority of the continuing directors approved the redemption of the Rights.  The Prior Rights Agreement defined a “continuing director” as a member of the Board of Directors who was not an Acquiring Person, or an affiliate or associate of an Acquiring Person, and (i) was a member of the Board at the time of the adoption of the Prior Rights Agreement or (ii) whose subsequent nomination or election to the Board was recommended or approved by a majority of continuing directors serving at the time of the nomination or election.

The 2013 Rights Agreement permits the current or any future Board of Directors to redeem the Rights at any time prior to the earlier of (i) the 10th day following the public announcement that a person or group has become an “Acquiring Person” (as defined in the 2013 Rights Agreement) or (ii) the final expiration date of the Rights.

•            Increase in Acquiring Person Threshold Percentage. The 2013 Rights Agreement increases the percentage of the Company’s outstanding Common Stock that a person must beneficially own to become an “Acquiring Person” from fifteen percent (15%) to twenty percent (20%).

•            Change in Definition of Acquiring Person.  The 2013 Rights Agreement removes a prior exclusion from the definition of “Acquiring Person” (as described below) and replaces it with an exclusion that provides that an “Acquiring Person” will not include any person who, as of November 18, 2013, is the beneficial owner of twenty percent (20%) or more of the shares of Common Stock then outstanding (or twenty percent (20%) or more of the Rights then outstanding), unless and until such person acquires beneficial ownership of additional shares of Common Stock (other than shares received as compensation for service as an officer or director of the Company) representing one percent (1%) or more of the Common Stock then outstanding, in which case such person will become an Acquiring Person (and the exception will no longer apply to such person).

The definition of “Acquiring Person” in the Prior Rights Agreement excluded any person or group whose beneficial ownership of Company Common Stock was reported on Amendment No. 4 to the Schedule 13D filed by Floyd D. Gottwald, Jr., Bruce C. Gottwald and John D. Gottwald with the Securities and Exchange Commission (the “SEC”) on March 20, 1997, any spouses, children and linear descendants of such persons, any trusts created for the benefit of any such persons, and any combination of such persons.

•            Addition of a Shareholder Approval Requirement.  The 2013 Rights Agreement requires the Board of Directors to redeem the Rights in the event that the 2013 Rights Agreement is not approved by the shareholders of the Company on or before November 18, 2014 and thereafter no later than every third anniversary of such initial approval by the shareholders.  The affirmative vote of a majority of all the votes cast at a duly held meeting of shareholders of the Company called for this purpose at which a quorum is present is required for approval of the 2013 Rights Agreement.  The Prior Rights Agreement did not contain a shareholder approval requirement.

•            Addition of a “Qualified Offer” Provision.  The 2013 Rights Agreement provides that, if a “Qualified Offer” (as described below) is made, the record holders of ten percent (10%) or more of the outstanding shares of Common Stock (other than shares held by the offeror and its affiliates and associates) may direct the Board of Directors to call a special meeting of the shareholders to consider a resolution authorizing a redemption of all of the Rights.  If the special meeting is not held within ninety (90) days after the date on which notices requiring that a meeting is called is delivered by the Company or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.  The Prior Rights Agreement did not contain a “qualified offer” provision.

A Qualified Offer, as more fully described in the 2013 Rights Agreement, is an offer determined by the independent directors on the Board to be a fully financed offer for all outstanding shares of Common Stock that a nationally recognized investment banking firm does not deem to be either unfair or inadequate. A Qualified Offer is conditioned upon a minimum of at least a majority of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely tradable common stock of a publicly traded company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the offer is unfair or inadequate. A Qualified Offer must remain open for at least one hundred twenty (120) days following commencement (subject to certain possible extensions if a special meeting is called).

The foregoing summary of the 2013 Rights Agreement is qualified in its entirety by reference to the full text of the Second Amended and Restated Rights Agreement incorporated herein by reference to Exhibit 1 to Amendment No. 4 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on November 19, 2013.

The foregoing summary of the Prior Rights Agreement is qualified in its entirety by reference to the full text of (i) the Amended and Restated Rights Agreement, dated as of June 30, 2009, between the Company and National City Bank, as Rights Agent (filed with the SEC as Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), on July 1, 2009, (ii) Amendment and Substitution Agreement, dated as of October 26, 2009, between the Company, National City Bank, as Rights Agent, and Computershare, as successor Rights Agent (filed with the SEC as Exhibit 2 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), on September 2, 2011, and (iii) Amendment No. 2 to Amended and Restated Rights Agreement, dated as of August 31, 2011, between the Company and Computershare, as successor Rights Agent (filed with the SEC as Exhibit 3 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), on September 2, 2011), each of which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Second Amended and Restated Rights Agreement, dated as of November 18, 2013, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 1 to Amendment No. 4 to the Company’s Registration Statement on Form 8-A/A, File No. 1-10258, filed with the SEC on November 19, 2013 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: November 20, 2013	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amended and Restated Rights Agreement, dated as of November 18, 2013, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 1 to Amendment No. 4 to the Company’s Registration Statement on Form 8-A/A, File No. 1-10258, filed with the SEC on November 19, 2013 and incorporated herein by reference)